PBF Energy June 2018 1

Safe Harbor Statements This presentation contains forward-looking statements made by PBF Energy Inc. (“PBF Energy”), the indirect parent of PBF Logistics LP (“PBFX”, or “Partnership”, and together with PBF Energy, the “Companies”, or “PBF”), and their management teams. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties that could cause the Companies’ actual performance or results to differ materially from those expressed in such statements. Factors that could impact such differences include, but are not limited to, changes in general economic conditions; volatility of crude oil and other feedstock prices; fluctuations in the prices of refined products; the impact of disruptions to crude or feedstock supply to any of our refineries, including disruptions due to problems with third party logistics infrastructure; effects of litigation and government investigations; the timing and announcement of any potential acquisitions and subsequent impact of any future acquisitions on our capital structure, financial condition or results of operations; changes or proposed changes in laws or regulations or differing interpretations or enforcement thereof affecting our business or industry; actions taken or non-performance by third parties, including suppliers, contractors, operators, transporters and customers; adequacy, availability and cost of capital; work stoppages or other labor interruptions; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; inability to complete capital expenditures, or construction projects that exceed anticipated or budgeted amounts; ability to consummate potential acquisitions, the timing for the closing of any such acquisition and our plans for financing any acquisition; unforeseen liabilities associated with any potential acquisition; inability to successfully integrate acquired refineries or other acquired businesses or operations; effects of existing and future laws and governmental regulations, including environmental, health and safety regulations; and, various other factors. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Companies assume no responsibility or obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information after such date. See the Appendix for reconciliations of the differences between the non-GAAP financial measures used in this presentation, including various estimates of EBITDA, and their most directly comparable GAAP financial measures.

PBF – A Compelling Investment  Second most complex independent refiner with geographically diverse footprint Attractive  Asset Base Crude and feedstock optionality provides access to most economic input slate  Strategic relationship with PBF Logistics (NYSE:PBFX) provides growth partnership  Long and successful history of executing accretive acquisitions and driving growth Proven  Proven track record of investing in organic, margin-improvement projects Track Record  Targeted projects to enhance margin capture and increase commercial flexibility  Focused internal investment to drive growth and enhance margins Disciplined  Capital Allocation Maintain conservative balance sheet and strong liquidity  Access to low cost-of-capital through strategic PBFX relationship  Refining and Logistics segments provide dual growth platforms Future  Growth Opportunities Increase refining profitability through reliable operations and reduced costs  Diversify logistics footprint through organic growth and third-party transactions 3

Attractive Asset Diversification and Growth  PBF's core strategy is to operate safely, reliably and responsibly Toledo PADD  4 Pursue disciplined growth strategy through Paulsboro PADD PADD strategic refining and logistics acquisitions 5 2 and development of organic projects PADD 1 Delaware City  Diversified asset base with five refineries and 884,000 barrels per day of processing capacity PADD 3 • Second most complex refining system with Torrance 12.2 Nelson Complexity Chalmette 2,500 US Independent Refiners by Throughput Capacity Throughput Capacity Nelson Region (bpd) Complexity 2,000 Mid-continent 170,000 9.2 1,500 East Coast 370,000 12.2 1,000 Gulf Coast 189,000 12.7 500 West Coast 155,000 14.9 0 Total 884,000 12.2 DK CVI PBF VLO PSX HFC MPC ANDV Source: Company reports 4

PBFX is a Strategic Growth Partner

- PBF indirectly owns 100% of the general partner and ~44% of the limited partner interests of PBF Logistics LP (NYSE: PBFX)
- Current assets support the operations of all five of PBF Energy's refineries and provide access to incremental third-party business
- Stable cash flows supported by long-term, take-or-pay Minimum Volume Commitments
  - No direct commodity exposure
- PBFX announced a 4-year, ~$100 million* EBITDA organic project pipeline
- Partnership allows PBF to drop-down ~$200-250 million* EBITDA of remaining logistics assets and utilize proceeds to de-lever and improve liquidity
- Organic projects and third-party acquisitions add incremental growth to PBFX while extending the backlog timeline

Mid-Continent Assets
- **Knoxville "Cummins" Terminals**
- Toledo Storage Facility
- Toledo LPG Truck Rack
- Toledo Truck Terminal
- Toledo Terminal



Toledo
Paulsboro
Delaware City
Torrance
Chalmette
PADD 1
PADD 2
PADD 3
PADD 4
PADD 5

West Coast Assets
- Torrance Valley Pipeline

Gulf Coast Assets
- Chalmette Storage Facility

East Coast Assets
- Paulsboro NG Pipeline
- East Coast Terminals
- DC Products Pipeline
- DC Truck Rack (Products)
- DC Truck Rack (LPG)
- DC Rail Terminal
- DC West Rack

*Due to the forward-looking nature of forecasted EBITDA, information to reconcile forecasted EBITDA to forecasted earnings and cash flow from operating activities is not available as management is unable to project financing terms and working capital changes for future periods at this time.

Mid-Continent and East Coast Operations

Mid-Continent

- **Toledo, Ohio**
  - Processes WTI-based light crude oil and Canadian syncrude which produces a high-value clean product yield including gasoline, ultra-low sulfur diesel and a variety of petrochemicals including nonene, xylene, tetramer and toluene
  - Chicago 4-3-1 benchmark crack = (–4)*(WTI) + 3*(Chic CBOB pipe) + .5*(Chic ULSD Pipe) + .5*(USGC Jet Kero 54)



East Coast

- **100% of East Coast Coking Capacity**
- **Paulsboro, New Jersey**
  - Processes a variety of medium and heavy sour crude oils and produces a diverse product slate including gasoline, heating oil, jet fuel, lube oils and asphalt



- **Delaware City, Delaware**
  - Processes a predominantly heavy crude oil slate with a high concentration of high sulfur crudes, making it one of the largest and most complex refineries on the East Coast



- **NYH 2-1-1 benchmark crack = (–2)*(Dated Brent) + 1*(NY RBOB) + 1*(ULSD)**

Chalmette Refinery – Optimization Continues  Continuing to enhance the asset  Invested ~$100 million in margin improvement projects • Restarted idled reformer, hydrotreater and light-ends recovery plant • Upgrades unfinished naphtha to high- value clean products • Completed crude storage project improves crude flexibility, reduces vessel demurrage • Increased clean product exports (and reduced RIN exposure)  Examining additional organic projects to capture benefits of IMO fuel regulation changes  USGC 2-1-1 benchmark crack • (–2)*(LLS) + 1*(GC 87 Gasoline) + 1*(GC ULSD)

Torrance Refinery – Focus on Operations  Focus on stable and reliable operations • Executed first major turnarounds in the second quarter of 2017 • Putting the right team in place to execute  Achieving operating expense reductions due to improved reliability  Margin enhancement • Increased rack throughput to approximately 70% of gasoline yield • Optimizing distillate margin contribution through rapid, low-cost opportunities • Successfully entering new markets, including exports  LA 4-3-1 benchmark crack • (–4)*(ANS) + 3*(85.5 CARBOB) + 1*(LA CARB Diesel) 8

Torrance beginning to deliver on expectations Prior Six Months 2017 Turnarounds Six Months After 143,000 bpd Throughput 172,000 bpd $61 million EBITDA(1) $224 million $8.54/bbl Opex per barrel(2) $6.62/bbl ($76) million Lost profit opportunities(3) ($14) million (1) EBITIDA is a non-GAAP measure. For reconciliations to appropriate GAAP figures, please refer to the appendix. (2) Portrayed operating expenses per barrel exclude certain logistics operating expenses which are currently reported in the supplemental information provided by the company on a quarterly and annual basis. (3) Lost profit opportunities are estimates calculated using market pricing for periods where production and sales are curtailed due to unplanned events

Macro Landscape  Tailwinds from regulatory Global Refinery Utilization reform 84% 79% Global refinery utilization is 74% high, US utilization is higher 5-Year Range Utilization Global Total Product Demand (Mbpd)  105,000 Global product demand 100,000 95,000 expected to outpace refinery 90,000 capacity utilization and additions 5-Year Range 5-Year Avg. 2017 2018 Global Distillate Days Cover Distillate continues to drive 34 global product demand and 29 inventories are at 5-year lows 24 5-Year Range Days Cover 10 Source: EIA, IEA, Bloomberg, US Capital

IMO is a “Step Change” for PBF  International Maritime Organization Coking Capacity (IMO) low-sulfur-fuels requirements (percentage of crude throughput) scheduled to take effect January 1, 20% 2020 18% 16%  No required capital investments 14%  Investment opportunities to capture 12% incremental benefits 10% • Hydrogen plant at Delaware City 8% refinery 6% • Idled coker at Chalmette refinery 4% 2%  Well-positioned to benefit from 0% discounted feedstocks • Light-heavy crude differentials • Intermediate inputs Source: 2017 AFPM Refining Capacity Report

Appendix

Non-GAAP Financial Measures Our management uses EBITDA (earnings before interest, income taxes, depreciation and amortization) as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, and in communications with our board of directors, creditors, analysts and investors concerning our financial performance. EBITDA is not a presentation made in accordance with GAAP and our computation of EBITDA may vary from others in our industry. EBITDA should not be considered as an alternative to operating income (loss) or net income (loss) as measures of operating performance. In addition, EBITDA is not presented as, and should not be considered, an alternative to cash flows from operations as a measure of liquidity. Due to the forward-looking nature of forecasted EBITDA, information to reconcile forecasted EBITDA to forecasted earnings and cash flow from operating activities is not available as management is unable to project financing terms and working capital changes for future periods at this time. This presentation includes references to EBITDA and EBITDA attributable to PBFX, which is a non-GAAP financial measure that is reconciled to its most directly comparable GAAP measure in the quarterly and annual reports on Forms 10-Q and 10-K for PBFX. We define EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense, income tax expense, depreciation and amortization expense attributable to PBFX, which excludes the results attributable to noncontrolling interests and acquisitions from affiliate companies under common control prior to the effective dates of such transactions. With respect to projected MLP-qualifying EBITDA, we are unable to prepare a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort, as, among other things, certain items that impact these measures, such as the provision for income taxes, depreciation of fixed assets, amortization of intangibles and financing costs have not yet occurred, are subject to market conditions and other factors that are out of our control and cannot be accurately predicted. 13

Non-GAAP Financial Measures Reconciliation of amounts under U.S. GAAP to EBITDA (unaudited, millions) for Torrance refinery results: Figures in $ millions 6 months prior to 2017 6 months post 2017 Turnarounds Turnarounds EBITDA $60.7 $224.2 Depreciation and amortization (4.6) (27.5) Interest expense, net 0.7 1.7 Net Income $56.8 $198.4 EBITDA is not a presentation made in accordance with GAAP and our computation of EBITDA may vary from others in our industry. EBITDA should not be considered as an alternative to operating income (loss) or net income (loss) as measures of operating performance. In addition, EBITDA is not presented as, and should not be considered, an alternative to cash flows from operations as a measure of liquidity. 14

PBF Energy 2018 Guidance

(Figures in millions except per barrel amounts)	FY 2018E	Q2-2018E
East Coast Throughput	330,000 – 350,000 bpd	340,000 – 360,000 bpd
Mid-Continent Throughput	150,000 – 160,000 bpd	150,000 – 160,000 bpd
Gulf Coast Throughput	175,000 – 185,000 bpd	180,000 – 190,000 bpd
West Coast Throughput	160,000 – 170,000 bpd	155,000 – 165,000 bpd
Total Throughput	815,000 – 865,000 bpd	825,000 – 875,000 bpd
	FY 2018E	**Notes**
Refining operating expenses	$5.25 - $5.50 / bbl	
SG&A expenses	$160 - $170	Excludes incentive and stock-based compensation
D&A	$340 - $360	
Interest expense, net	$150 - $160	
Capital expenditures	$525 - $550	Excludes capital expenditures for PBF Logistics LP
Diluted shares outstanding at 12/31/2017	114	
Turnaround Schedule	**Period**	**Duration**
Toledo – Hydrocracker / Crude / Reformer	Q1	35 – 45 days
Chalmette – FCC / Alky	Q1 – 2	30 – 40 days
Delaware City – CT / Alky units	Q1 – 2	35 – 45 days
Delaware City – Cat Cracker	Q4	30 – 35 days
Paulsboro – Crude / Coker	Q3 – 4	30 – 40 days

Initial guidance provided constitutes forward-looking information and is based on current PBF Energy operating plans, company assumptions and company configuration. Except where noted, guidance expense figures include consolidated amounts for PBF Logistics LP. All figures are subject to change based on market and macroeconomic factors, as well as company strategic decision-making and overall company performance.

PBF Logistics 2018 Guidance ($ in millions, rounded) FY 2018 FY 2018 Initial Guidance Updated Guidance Revenues $276 $282 Operating expenses $87 $88 SG&A (includes stock-based comp. expense for $16 $17 outstanding awards) D&A $26 $28 Interest expense, net $39 $42 Net Income $108 $106 EBITDA attributable to non-controlling $23 $20 interest EBITDA to the Partnership $151 $155 - 160 Maintenance capital expenditures $11 $12 Regulatory capital expenditures $6 $6 Units outstanding(1) 42.5 million 42.5 million Initial and updated guidance provided constitutes forward-looking information and is based on current PBF Logistics operating plans using minimum volume commitments, assumptions and configuration. Updated guidance includes expected EBITDA from drop-down transactions with PBF Energy which have not yet been completed. Revenues, operating expenses, general and administrative expenses, depreciation and amortization and interest expense figures include amounts related to the portion of the Torrance Valley Pipeline Company that are currently owned by a subsidiary of PBF Energy Inc. These amounts are consolidated in the PBF Logistics financial statements and the ownership interest of PBF Energy is reflected in non-controlling Interest. Updated guidance reflects recent acquisitions and revised agreements. All figures are subject to change based on market and macroeconomic factors, as well as management’s strategic decision-making and overall Partnership performance. ___________________________ 1. Units outstanding at 03/31/2018 represents the fully-diluted number of units issued during the IPO, subsequent transactions and under partnership compensation programs